UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2017

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2017, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing that Mr. David Schick will be appointed to the position of Group Chief Operating Officer effective December 18, 2017. As Group Chief Operating Officer, Mr. Schick will be responsible for leading Aspen’s operational strategy across its business segments, platforms and corporate functions, including the delivery of Aspen’s recently launched effectiveness and efficiency program.

Mr. Schick, age 52, has extensive experience of large change and transformation programs internationally. Mr. Schick joins Aspen from Maybank where he was Executive Vice President, Group Strategy and Transformation and Director of Strategic Operational Excellence since 2014. From 2008 to 2014, Mr. Schick worked at Raiffeisen Bank International where he led transformational efforts. He has also worked at organizations such as Citigroup and Mercer Consulting driving transformation across multiple geographies, businesses and industries.

There are no family relationships between Mr. Schick and any of Aspen’s directors or executive officers, and there is no arrangement or understanding between Mr. Schick or any other person and Aspen or any of its subsidiaries pursuant to which he was appointed Group Chief Operating Officer of the Company. There are no transactions that would be required to be reported under Item 404(a) of Regulation S-K between Mr. Schick or any of his immediate family members and the Company or any of its subsidiaries.

In connection with his appointment, Mr. Schick is entitled to participate in all employee benefit plans made available to other senior executives or employees generally, including membership in the Company’s pension scheme, medical insurance, permanent health insurance and life insurance. Mr. Schick is also eligible to receive a discretionary annual bonus and to participate in all incentive compensation plans available to the Company’s senior executives or employees generally.

Mr. Schick succeeds Richard Thornton who is leaving Aspen effective December 8, 2017 to pursue other opportunities.

Section 7 — Regulation FD

Item 7.01 Regulation FD

On December 6, 2017, the Company issued a press release announcing Mr. Schick’s appointment as Group Chief Operating Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this report by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Unless otherwise specified above, the following exhibit is furnished as part of this report:

    99.1    Press Release from Aspen Insurance Holdings Limited dated December 6, 2017

The information furnished in Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: December 7, 2017	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer